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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                (AMENDMENT NO. 3)
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 27, 1999


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                    CAPSTAR RADIO BROADCASTING PARTNERS, INC.
             (Exact name of Registrant as specified in its charter)


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           DELAWARE                     33-92732                13-3034720
        (State or other         (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)
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       600 CONGRESS AVE.
          SUITE 1400                                              78701
         AUSTIN, TEXAS                                          (Zip code)
     (Address of principal
      executive offices)
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       Registrant's telephone number, including area code: (512) 340-7800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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         The registrant, Capstar Radio Broadcasting Partners, Inc. ("Radio"),
hereby amends its Current Report on Form 8-K filed October 13, 1999, as amended on October 28, 1999 and November 9, 1999, as set forth herein.

ITEM 5. OTHER EVENTS.

         In a press release dated November 12, 1999, a copy of which is incorporated herein as Exhibit 99.6, Capstar Communications, Inc. ("Capstar Communications"), an indirect subsidiary of Radio, announced the completion of its tender offer to purchase for cash all of its outstanding 10 3/4% Senior Subordinated Notes due 2006 (the "Notes") and the concurrent solicitation of consents of proposed amendments to the indenture pursuant to which the Notes were issued.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         99.1    --     Press release, dated September 27, 1999.(1)
         99.2    --     Press release, dated October 13, 1999.(2)
         99.3    --     Press release, dated October 25, 1999.(3)
         99.4    --     Press release, dated October 26, 1999.(3)
         99.5    --     Press release, dated November 5, 1999.(4)
         99.6    --     Press release, dated November 12, 1999.(5)



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(1)      Incorporated by reference to the identically numbered exhibit on the
         Form 8-K of Capstar Communications, filed September 27, 1999.

(2) Incorporated by reference to the identically numbered exhibit on the Form 8-K/A of Capstar Communications, filed October 13, 1999.

(3) Incorporated by reference to the identically numbered exhibit on the Form 8-K/A of Capstar Communications, filed October 28, 1999.

(4) Incorporated by reference to the identically numbered exhibit on the Form 8-K/A of Capstar Communications, filed November 9, 1999.

(5) Incorporated by reference to the identically numbered exhibit on the Form 8-K/A of Capstar Communications, filed November 12, 1999.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CAPSTAR RADIO BROADCASTING PARTNERS, INC.
                                       (Registrant)



                                       By: /s/ W. Schuyler Hansen
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                                           W. Schuyler Hansen
                                           Senior Vice President and
                                             Chief Accounting Officer


Date: November 12, 1999